UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 1, 2005

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

The information contained in Item 2.04 below is incorporated herein by reference.

On November 3, 2005, Internap Network Services Corporation (the “Company”) entered into a Limited Waiver and Amendment to Loan Documents with Silicon Valley Bank. Under the Limited Waiver and Amendment to Loan Documents, Silicon Valley Bank agreed to waive a default based on the violation of a loan covenant under the Loan and Security Agreement dated October 21, 2002, as amended (the “Agreement”), and to amend the Agreement to modify the date on which the final payment of principal and interest on Term Loan I (as defined in the Agreement) is due and payable to November 1, 2005.

There is no material relationship between the Silicon Valley Bank or its affiliates and the Company or its affiliates other than as parties to the credit facility.

A copy of this Limited Waiver and Amendment to Loan Documents is attached as Exhibit 10.1.

Item 2.02.   Results of Operations and Financial Condition.

On November 3, 2005, the Company issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of this press release is attached as Exhibit 99.1.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On November 1, 2005, the Company became aware of a violation of a loan covenant under the Agreement with Silicon Valley Bank requiring a specified minimum Cash EBITDA, as defined in the Agreement, for the quarter ended September 30, 2005. The violation was primarily the result of higher than anticipated capital expenditures in the quarter ended September 30, 2005 relating to facility and data center expansion. As of September 30, 2005, there were $13.5 million of borrowings outstanding under the Agreement. On November 3, 2005, the Company entered into a Limited Waiver and Amendment to Loan Documents with Silicon Valley Bank. Under the Limited Waiver and Amendment to Loan Documents, among other things, Silicon Valley Bank agreed to waive the default.

Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

10.1	Limited Waiver and Amendment to Loan Documents dated November 3, 2005.

99.1	Press release dated November 3, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: November 7, 2005	By:	/s/ David A. Buckel
David A. Buckel
Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	Limited Waiver and Amendment to Loan Documents dated November 3, 2005.
99.1	Press release dated November 3, 2005.